TherapeuticsMD, Inc. 10-Q

Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Execution Version

PLEDGE AND SECURITY AGREEMENT

dated as of April 24, 2019

among

EACH OF THE GRANTORS PARTY HERETO

and

TPG SPECIALTY LENDING, INC.,

as Administrative Agent

TABLE OF CONTENTS

SECTION 1. DEFINITIONS; GRANT OF SECURITY	1
1.1 General Definitions	1
1.2 Definitions; Interpretation	6
SECTION 2. GRANT OF SECURITY	7
2.1 Grant of Security	7
2.2 Certain Limited Exclusions	8
SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE	9
3.1 Security for Obligations	9
3.2 Continuing Liability Under Collateral	9
SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS	9
4.1 Generally	9
4.2 [Reserved]	12
4.3 Receivables	12
4.4 Investment Related Property	14
4.5 Material Contracts	20
4.6 Letter of Credit Rights	21
4.7 Intellectual Property	21
4.8 Commercial Tort Claims	25
SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS	25
5.1 [Reserved]	25
5.2 Further Assurances	25
5.3 Additional Grantors	26
SECTION 6. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT	26
6.1 Power of Attorney	26
6.2 No Duty on the Part of Administrative Agent or Secured Parties	27
SECTION 7. REMEDIES.	27
7.1 Generally	27
7.2 Application of Proceeds	29
7.3 Sales on Credit	30
7.4 Deposit Accounts	30
7.5 Investment Related Property	30
7.6 Intellectual Property	30
7.7 Cash Proceeds	32

SECTION 8. [RESERVED]	32
SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF TERM LOANS	33
SECTION 10. STANDARD OF CARE; ADMINISTRATIVE AGENT MAY PERFORM	33
SECTION 11. MISCELLANEOUS	33

Schedules

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SCHEDULE 4.1 — GENERAL INFORMATION

SCHEDULE 4.4 — INVESTMENT RELATED PROPERTY

SCHEDULE 4.5 — MATERIAL CONTRACTS

SCHEDULE 4.6 — DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7 — INTELLECTUAL PROPERTY - EXCEPTIONS

SCHEDULE 4.8 — COMMERCIAL TORT CLAIMS

Exhibits

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — TRADEMARK SECURITY AGREEMENT

EXHIBIT C — COPYRIGHT SECURITY AGREEMENT

EXHIBIT D — PATENT SECURITY AGREEMENT

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This PLEDGE AND SECURITY AGREEMENT, dated as of April 24, 2019 (as amended, restated, supplemented or otherwise modified from time to time in accordance with and subject to the terms and conditions hereof, this “Agreement”), among EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and TPG Specialty Lending, Inc., as administrative agent for the Secured Parties (as herein defined) (in such capacity as administrative agent, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Financing Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among THERAPEUTICSMD, INC., a Nevada corporation, as borrower (“Company” or “Borrower”), and certain Subsidiaries of the Borrower, as Guarantors, the Lenders from time to time party thereto and the Administrative Agent;

WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders as set forth in the Financing Agreement, each Grantor has agreed to secure such Grantor’s obligations under the Loan Documents as set forth herein;

WHEREAS, each Grantor (other than Borrower) is a direct or indirect domestic Subsidiary of Borrower;

WHEREAS, each Grantor will directly or indirectly obtain benefits from the Financing Agreement and, accordingly, desires to execute this Agreement in order to induce the Lenders to extend credit pursuant to the Financing Agreement and other Loan Documents; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Administrative Agent agree as follows:

Section 1. DEFINITIONS; GRANT OF SECURITY.

1.1	General Definitions. In this Agreement, the following terms shall have the following meanings:

“Account Debtor” shall mean each Person (or any successor or assign of such Person) who is obligated with respect to a Receivable or any Supporting Obligation related thereto.

“Accounts” shall mean all “accounts” as defined in Article 9 of the UCC.

“Additional Grantors” shall have the meaning assigned in Section 5.3.

“Agreement” shall have the meaning set forth in the preamble.

“Assigned Agreements” shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.

“Borrower” has the meaning set forth in the recitals.

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“Cash Proceeds” shall have the meaning assigned in Section 7.7.

“Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all personal property assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule4.8 (as such schedule may be amended or supplemented from time to time).

“Commodities Accounts” (i) shall mean all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).

“Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).

“Copyrights” shall mean all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Documents” shall mean all “documents” as defined in Article 9 of the UCC.

“Equipment” shall mean: (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

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“Financing Agreement” shall have the meaning set forth in the recitals.

“General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

“Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

“Grantors” shall have the meaning set forth in the preamble.

“Indemnitee” shall mean the Administrative Agent, and its Affiliates’ officers, partners, directors, trustees, employees, agents.

“Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.

“Insurance” shall mean all insurance policies covering any or all of the Collateral (regardless of whether the Administrative Agent is the loss payee thereof).

“Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

“Inventory” shall mean (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

“Investment Accounts” shall mean the Administrative Agent’s Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

“Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Letter of Credit Right” shall mean “letter-of-credit right” as defined in Article 9 of the UCC.

“Money” shall mean “money” as defined in the UCC.

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“Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 409 of the UCC).

“Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder).

“Patents” shall mean all United States and foreign patents and certificates of invention and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(C) hereto (as such schedule may be amended or supplemented from time to time) and including but not limited to the Annovera Patents, Bijuva Patents and Imvexxy Patents, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

“Pledged LLC Interests” shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

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“Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Pledged Trust Interests” shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Proceeds” shall mean: (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Receivables” shall mean all rights to payment, whether or not earned by performance, with respect to (i) goods or other property sold, leased, licensed, assigned or otherwise disposed of and (ii) services rendered or to be rendered, in each case, including, without limitation, all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or otherwise documented forms of information related in any way to the foregoing or any Receivable.

“Record” shall have the meaning specified in Article 9 of the UCC.

“Secured Obligations” shall have the meaning assigned in Section 3.1.

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“Secured Parties” shall mean the Administrative Agent and the Lenders and shall include, without limitation, any former Administrative Agent or Lender to the extent that any Obligations owing to such Person were incurred while such Person was an Administrative Agent or Lender and such Obligations have not been paid or satisfied in full.

“Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).

“Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.

“Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how protectable by applicable law, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

“United States” shall mean the United States of America.

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1.2           Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Financing Agreement or, if not defined therein, in the UCC. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Financing Agreement, the Financing Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

Section 2. GRANT OF SECURITY.

2.1           Grant of Security. Subject to Section 2.2, each Grantor hereby grants to the Administrative Agent a security interest in and continuing Lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral” and excluding, for the avoidance of doubt, any Excluded Assets (as defined below)):

(a)       Accounts;

(b)       Chattel Paper;

(c)       Documents;

(d)       General Intangibles;

(e)       Goods;

(f)        Instruments;

(g)       Insurance;

(h)       Intellectual Property;

(i)        Investment Related Property;

(j)        Letter of Credit Rights;

(k)        Money (including, for the avoidance of doubt, Money in the Administrative Agent’s Account);

(l)        Receivables and Receivable Records;

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(m)      Commercial Tort Claims described on Schedule 4.8 and as supplemented by any written notification given by a Grantor to Administrative Agent pursuant to Section 4.8;

(n)       to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing;

(o)       to the extent not covered by the preceding clauses of this Section 2.1, all other tangible and intangible personal property of such Grantor (whether or not subject to the UCC), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2.1 hereof (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 hereof or are otherwise necessary or helpful in the collection or realization thereof; and

(p)       to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2           Certain Limited Exclusions. Notwithstanding anything herein or in any other Loan Document to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to or shall any perfection requirements be required with respect to (a) any of such Grantor’s right, title or interest in any license, contract, lease or agreement to which such Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract, lease or agreement result in a breach of the terms of, constitute a default under or create a right of termination in favor of any party thereto (other than any Grantor) such license, contract, lease or agreement (other than to the extent that any such term (A) has been waived or (B) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the UCC or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (x) immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Administrative Agent’s unconditional continuing security interest in and liens upon any rights or interests of a Grantor in or to (1) monies due or to become due under or in connection with any such license, contract, lease or agreement, or (2) any proceeds from the sale, license, lease, or other dispositions of any such license, contract, lease or agreement); (b) any intent-to-use United States trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. §1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. §1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office, provided that upon such filing and acceptance, such intent-to-use applications shall be included in the definition of Collateral; (c) any Excluded Account; (d) those assets as to which the Administrative Agent reasonably determines that the costs of obtaining such security interests in such assets or perfection thereof are excessive in relation to the benefit to the Administrative Agent and the Lenders of the security to be afforded thereby; (e) motor vehicles, airplanes and other assets subject to certificates of title to the extent (i) a lien therein cannot be perfected by the filing of UCC financing statements and (ii) the aggregate fair market value of all such assets is less than $250,000; (f) letter of credit rights less than $250,000 in the aggregate, to the extent a lien therein cannot be perfected by the filing of UCC financing statements, and Commercial Tort Claims less than $250,000 in the aggregate; (g) any governmental licenses or state or local franchises, charters and authorizations to the extent a security interest is prohibited or restricted thereby after giving effect to the applicable anti-assignment provisions of applicable law (including the UCC), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under applicable law notwithstanding such prohibition, and (h) assets which a pledge thereof or a security interest therein is prohibited by applicable law (including the UCC), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under applicable law notwithstanding such prohibition (the property referred to in this Section 2.2 being collectively referred to as “Excluded Assets”).

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Section 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1           Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor, in each case, in accordance with and subject to the terms and conditions of the Financing Agreement (the “Secured Obligations”).

3.2           Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Administrative Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Administrative Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

Section 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.

4.1           Generally.

(a)            Representations and Warranties. Each Grantor hereby represents and warrants that:

(i)            it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons, in each case other than Permitted Liens;

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(ii)           it has indicated on Schedule 4.1(A) (as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is located;

(iii)          as of the date hereof, the full legal name of such Grantor is as set forth on Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B);

(iv)          as of the date hereof, except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

(v)           it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated or which does not relate to Permitted Indebtedness;

(vi)          [reserved];

(vii)        (u) upon the filing of all UCC financing statements naming each Grantor as “debtor” and the Administrative Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time) and other filings delivered by each Grantor, (v) upon delivery of all Instruments, Chattel Paper and certificated Pledged Equity Interests and Pledged Debt, (w) upon sufficient identification of Commercial Tort Claims, (x) upon execution of a control agreement establishing the Administrative Agent’s “control” (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Investment Account, (y) upon consent of the issuer with respect to Letter of Credit Rights, and (z) to the extent not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests in the Collateral granted to the Administrative Agent hereunder constitute valid and perfected first priority (subject in priority only to the Permitted Liens that, pursuant to the definition of the term “Permitted Liens”, are (i) prior to the Liens in favor of the Administrative Agent by operation of law or (ii) not prohibited from being prior to the Liens in favor of the Administrative Agent) Liens (subject to Permitted Liens) on all of the Collateral;

(viii)        substantially contemporaneously with the initial funding of the Term Loan on the Closing Date, all actions and consents, including all filings, notices, registrations and recordings necessary or, in the reasonable discretion of the Administrative Agent, desirable for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

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(ix)           other than the financing statements filed in favor of the Administrative Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect in the United States under any applicable law covering all or any part of the Collateral is on file in any filing or recording office in the United States except for financing statements filed in connection with Permitted Liens;

(x)            no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Administrative Agent hereunder or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vii) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Capital Stock;

(xi)           all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects (it being understood and agreed by each party to this Agreement that any projections, budgets, estimates, pro forma financial information, any other forward-looking statements or information of a general economic or industry nature contained in such materials are based upon good faith estimates and assumptions believed by such Grantor to be reasonable at the time made, it being recognized by Administrative Agent and Lenders that such projections, budgets, estimates, pro forma financial information and forward looking statements are not to be viewed as facts and that actual results during the period or periods covered by any such projections, budgets, estimates, pro forma financial information and forward looking statements may differ from the projected results, and such differences may be material);

(xii)          none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC);

(xiii)         it does not own any “as extracted collateral” (as defined in the UCC) or any timber to be cut;

(xiv)         such Grantor has not become bound as a debtor, either by contract or by operation of law, by a security agreement previously entered into by another Person (other than a security agreement related to any Permitted Indebtedness); and

(xv)          as of the date hereof, such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor’s name on Schedule 4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 4.1(A) and remains duly existing as such.

(b)           Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i)            except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

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(ii)           it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or in violation in any material respect of any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(iii)          it shall not change such Grantor’s legal name, legal identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise) sole place of business, chief executive office, type of organization or jurisdiction of organization unless it shall have (a) notified the Administrative Agent thereof in writing at least five (5) Business Days prior to (or such shorter period acceptable to Administrative Agent in its sole discretion) any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business, chief executive office or jurisdiction of organization and providing such other information in connection therewith as the Administrative Agent may reasonably request and (b) taken all actions necessary to maintain the continuous validity, perfection and the same or better priority of the Administrative Agent’s security interest in the Collateral intended to be granted and agreed to hereby;

(iv)          [reserved];

(v)          Subject to Section 5.3 of the Financing Agreement, it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral;

(vi)          it shall not take or (to the extent in its control) permit any action which could materially impair the Administrative Agent’s rights in the Collateral; and

(vii)         it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as otherwise in accordance with the Financing Agreement.

4.2           [Reserved].

4.3           Receivables.

(a)            Representations and Warranties. Each Grantor represents and warrants that:

(i)            each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor and (b) is and will be enforceable in accordance with its terms and will be in compliance in all material respects with all applicable laws, whether federal, state, local or foreign (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability);

(ii)           none of the Account Debtors in respect of any Receivable that constitutes Collateral is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign; and no Receivable requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained; and

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(iii)          no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Administrative Agent to the extent required by, and in accordance with Section 4.3(c).

(b)           Covenants and Agreements: Each Grantor hereby covenants and agrees that:

(i)            it shall keep and maintain at its own cost and expense reasonably satisfactory and complete records of the Receivables in all material respects, including, but not limited to, copies of all documentation with respect to all Receivables and records of all material dealings therewith;

(ii)           it shall mark conspicuously, in form and manner reasonably satisfactory to the Administrative Agent, all Chattel Paper and Instruments with an appropriate reference to the fact that the Administrative Agent has a security interest therein;

(iii)          it shall perform in all material respects all of its obligations with respect to the Receivables;

(iv)          except as otherwise provided in this subsection, each Grantor shall use commercially reasonable efforts to continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, if an Event of Default has occurred and is continuing, such Grantor shall use commercially reasonable efforts to take such action as such Grantor or the Administrative Agent may deem necessary. Notwithstanding the foregoing, the Administrative Agent shall have the right at any time following the occurrence and during the continuation of an Event of Default to notify, or require any Grantor to notify, any Account Debtor of the Administrative Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Administrative Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Administrative Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Administrative Agent notifies any Grantor that it has elected to collect the Receivables in accordance with and subject to the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in the Administrative Agent’s Account, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Administrative Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

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(v)           it shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

(c)            Delivery and Control of Receivables. With respect to any Receivable that evidences an amount greater than $250,000 and that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Administrative Agent (or its agent or designee) appropriately indorsed to the Administrative Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within thirty (30) days of such Grantor acquiring rights therein. With respect to any Receivable that evidences an amount greater than $250,000 and that would constitute “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Administrative Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within thirty (30) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Administrative Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon written request of the Administrative Agent at any time following the occurrence and during the continuance of an Event of Default.

4.4           Investment Related Property.

4.4.1	Investment Related Property Generally

(a)            Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i)            in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Administrative Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property; notwithstanding the foregoing, it is understood and agreed that the security interest of the Administrative Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;

(ii)           in the event such Grantor receives any dividends, economic interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall promptly take all steps, if any, necessary to ensure the validity, perfection, priority and, if applicable, control of the Administrative Agent over such Investment Related Property to the extent required by this Agreement (including, without limitation, delivery thereof to the Administrative Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Administrative Agent and shall segregate such dividends, distributions, Capital Stock or other property from all other property of such Grantor; and

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(iii)          each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Administrative Agent.

(b)            Delivery and Control.

(i)            Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Closing Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) immediately upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Administrative Agent. With respect to any Investment Related Property evidencing an amount greater than $250,000 that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Administrative Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC. With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account or any “uncertificated securities” which are General Intangibles), it shall cause the issuer of such uncertificated security to either (i) register the Administrative Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such issuer agrees to comply with the Administrative Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.

In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, upon the request of the Administrative Agent, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Administrative Agent, subject to Permitted Liens. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Administrative Agent shall have the right at any time following the occurrence and during the continuance of an Event of Default, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

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(c)            Voting and Distributions.

(i)            So long as no Event of Default shall have occurred and be continuing:

(1)	except as otherwise provided under the covenants and agreements relating to investment related property in this Agreement or elsewhere herein or in the Financing Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Financing Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Administrative Agent shall have notified such Grantor that, in the Administrative Agent’s reasonable discretion, such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Financing Agreement, shall be deemed inconsistent with the terms of this Agreement or the Financing Agreement within the meaning of this Section 4.4.1(c)(i)(1).

(ii)           Upon the occurrence and during the continuation of an Event of Default:

(1)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)	in order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (A) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (B) each Grantor acknowledges that the Administrative Agent may utilize the power of attorney set forth in Section 6.1.

4.4.2	Pledged Equity Interests

(a)            Representations and Warranties. Each Grantor hereby represents and warrants, that:

(i)            as of the date hereof, Schedule 4.4(A) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

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(ii)           as of the date hereof, except as set forth on Schedule 4.4(B), it has not acquired any equity interests of another entity or substantially all the assets of another entity within the past five (5) years;

(iii)          it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and, as of the date hereof, except as set forth on Schedule 4.2 to the Financing Agreement, there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

(iv)          without limiting the generality of Section 4.1(a)(v), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Administrative Agent in any Pledged Equity Interests (subject to any Permitted Liens) or the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

(v)           none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and

(vi)          none of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of any jurisdiction.

(b)           Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i)            without the prior written consent of the Administrative Agent, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially adversely affects the validity, perfection or priority of the Administrative Agent’s security interest in such applicable Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Financing Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any material terms of organizational document relating to the issuer of any Pledged Equity Interest or the material terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (b)(i)(e), such Grantor shall promptly notify the Administrative Agent in writing of any such election or action and, in such event, shall take all steps necessary to establish the Administrative Agent’s “control” thereof;

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(ii)           it shall comply in all material respects with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall use commercially reasonable efforts to enforce all of its rights with respect to any Investment Related Property;

(iii)          except as permitted by the Financing Agreement, without the prior written consent of the Administrative Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder in accordance with the terms hereof and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; and

(iv)         each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Administrative Agent and, without limiting the foregoing, consents to the transfer at any time following the occurrence and continuance of an Event of Default of any Pledged Partnership Interest and any Pledged LLC Interest to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

4.4.3	Pledged Debt

(a)            Representations and Warranties. Each Grantor hereby represents and warrants that:

(i)            as of the date hereof, Schedule 4.4 sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor and all of such Pledged Debt has been duly authorized or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability) and is not in default in any material respect.

(b)           Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i)            it shall notify the Administrative Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.

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4.4.4	Investment Accounts

(a)            Representations and Warranties. Each Grantor hereby represents and warrants that:

(i)            as of the date hereof, Schedule 4.4 hereto sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Administrative Agent pursuant hereto) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto, in each case, except for any applicable depositary bank or institution holding such Securities Account or Commodity Account on behalf of such Grantor;

(ii)           as of the date hereof, Schedule 4.4 hereto sets forth under the headings “Deposit Accounts” all of the Deposit Accounts owned by each Grantor. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Administrative Agent pursuant hereto) having either sole dominion and control (within the meaning of common law) or “control” (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein, in each case, except for any applicable depositary bank or institution holding such Deposit Account on behalf of such Grantor; and

(iii)          Each Grantor has taken all actions necessary, including those specified in Section 4.4.4(b), to: (a) establish Administrative Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); (b) establish the Administrative Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts (other than Excluded Accounts); and (c) deliver all Instruments evidencing obligations in an amount greater than $250,000 to the Administrative Agent.

(b)           Covenant and Agreement. Each Grantor hereby covenants and agrees with the Administrative Agent and each other Secured Party that it shall not close or terminate any Investment Account without the prior consent of the Administrative Agent and unless a successor or replacement account has been established with the consent of the Administrative Agent with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Administrative Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.4.4(c).

(c)            Delivery and Control

(i)            With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which, subject to the terms and conditions thereof, it shall agree to comply with the Administrative Agent’s “entitlement orders” without further consent by such Grantor. With respect to any Investment Related Property that is a “Deposit Account” (other than any Excluded Account) it shall cause the depositary institution maintaining such account to enter into an agreement, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which, and subject to the terms and conditions thereof, the Administrative Agent shall have control over such Deposit Account (within the meaning of the common law) and “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account. At all times prior to the occurrence and continuance of an Event of Default, the Grantors shall have full access to the cash on deposit in such Deposit Accounts, and the Administrative Agent agrees not to deliver a control notice or take any other action to control such Deposit Accounts unless and until an Event of Default has occurred and is continuing. Upon the occurrence of an Event of Default, with respect to any Deposit Account (other than an Excluded Account) subject to a Control Agreement, the Administrative Agent may give instructions and directions to such bank or depositary institution to wire all amounts on deposit in such Deposit Account each Business Day to the Administrative Agent’s Account. Each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts, Securities Entitlements or Deposit Accounts (other than any Excluded Accounts) that exist on the Closing Date, as of or prior to the Closing Date (except as otherwise agreed to by the Administrative Agent in writing) and (ii) any Securities Accounts or Securities Entitlements evidencing an amount greater than $250,000 or Deposit Accounts (other than any Excluded Accounts) that are created or acquired after the Closing Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or such Deposit Accounts.

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4.5           Material Contracts.

(a)            Representations and Warranties. Each Grantor hereby represents and warrants that:

(i)            Schedule 4.5 (as such schedule may be amended or supplemented from time to time) sets forth all of the Material Contracts to which such Grantor has rights; and

(ii)           the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished to the Administrative Agent, to such Grantor’s knowledge, have been duly authorized, executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their respective terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability). There exists no default under any Material Contract by any party thereto giving any party thereto the right to terminate such Material Contract and neither such Grantor, nor to its knowledge, any other Person party thereto is likely to become in default thereunder and no Person party thereto has any defenses, counterclaims or right of set-off with respect to any Material Contract (except as provided under such Material Contract.

(b)           Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i)            in addition to any rights under the Section of this Agreement relating to Receivables, after the occurrence and during the continuance of an Event of Default, the Administrative Agent may at any time notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Administrative Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Administrative Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts required to be paid to such Grantor directly to the Administrative Agent;

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(ii)           it shall perform in all material respects all of its obligations with respect to the Material Contracts;

(iii)          it shall promptly and diligently use commercially reasonable efforts to exercise each material right (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise after the occurrence and during the continuance of an Event of Default, such Grantor shall take such action as such Grantor or the Administrative Agent may deem necessary or, in the Administrative Agent’s reasonable discretion, advisable;

(iv)          it shall use commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract.

4.6           Letter of Credit Rights.

(a)            Representations and Warranties. Each Grantor hereby represents and warrants that all material letters of credit to which such Grantor has rights is listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto.

(b)            Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Administrative Agent and shall deliver to the Administrative Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.

4.7           Intellectual Property.

(a)            Representations and Warranties. As of the date hereof, except as disclosed in Schedule 4.7(H), each Grantor hereby represents and warrants that:

(i)            Schedule 4.7 sets forth a true and complete list of (1) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor, including but not limited to the Annovera Patents, the Bijuva Patents and the Imvexxy Patents and (2) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses to which a Grantor is a party and which are material to the business of such Grantor;

(ii)           it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 4.7, and owns or has the valid right to use all other Intellectual Property material to or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, in each case except for Permitted Liens and the licenses set forth on Schedule 4.7(B), (D), (F) and (G);

(iii)          all Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every material registration and application of Copyrights, Patents and Trademarks in full force and effect;

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(iv)         to the best of such Grantor’s knowledge, all Intellectual Property is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use, any Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;

(v)          all registrations and applications for Copyrights, Patents and Trademarks are standing in the name of each Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets has been licensed by any Grantor to any Affiliate or third party, except as disclosed in Schedule 4.7(B), (D), (F) or (G);

(vi)          each Grantor has been using commercially reasonable statutory notice of registration in connection with its use of registered Trademarks, commercially reasonable marking practices in connection with the use of Patents, and commercially reasonable notice of copyright in connection with the publication of Copyrights material to the business of such Grantor;

(vii)         each Grantor uses commercially reasonable standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all action necessary to insure that all licensees of the Trademark Collateral owned by such Grantor use such commercially reasonable standards of quality;

(viii)       to the best of such Grantor’s knowledge, the conduct of such Grantor’s business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned or controlled by a third party; no claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party;

(ix)          to the best of each Grantor’s knowledge, no third party is infringing upon or otherwise violating any rights in any Intellectual Property owned or used by such Grantor, or any of its respective licensees;

(x)            each Grantor has taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in the business of such Grantor;

(xi)           no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by Grantor or to which Grantor is bound that adversely affect Grantor’s rights to own or use any Intellectual Property set forth in Schedule 4.7;

(xii)         each Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale, transfer or agreement of any Intellectual Property set forth in Schedule 4.7 that has not been terminated or released. There is no effective financing statement on file or recorded in any public office in the United States, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Administrative Agent.

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(b)            Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

(i)            it shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

(ii)           it shall not, with respect to any Trademarks which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;

(iii)          it shall, within thirty (30) days of the creation or acquisition of any Copyrightable work which is material to the business of Grantor, apply to register the Copyright in the United States Copyright Office;

(iv)          it shall promptly notify the Administrative Agent if it knows or has reason to know that all or part of any Annovera Patent, Bijuva Patent, Imvexxy Patent, or any item of the Intellectual Property that is material to the business of any Grantor may become (a) abandoned or dedicated to the public or placed in the public domain, except at the end of the natural term of any of the aforementioned patents, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court;

(v)           it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright that is owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property including, but not limited to, those items on Schedule 4.7(A), (C) and (E);

(vi)          in the event that any material Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, or dilution and protect its rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

(vii)         it shall promptly (but in no event more than forty-five (45) days after any Grantor obtains knowledge thereof) report to the Administrative Agent (i) the filing of any application to register any material Intellectual Property with the United States Patent and Trademark Office or the United States Copyright Office (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any such material Intellectual Property by any such office, in each case by executing and delivering to the Administrative Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

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(viii)        it shall, promptly upon the reasonable request of the Administrative Agent, execute and deliver to the Administrative Agent any document required to acknowledge, confirm, register, record, or perfect, in each case, to the extent required by this Agreement, the Administrative Agent’s interest in any part of the Intellectual Property, whether now owned or hereafter acquired;

(ix)           except with the prior consent of the Administrative Agent or as permitted under the Financing Agreement, each Grantor shall not execute, and there will not be on file in any public office in the United States, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Administrative Agent and each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for Permitted Liens and the Lien created by and under this Agreement and the other Loan Documents;

(x)            it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts;

(xi)          it shall take reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and Trade Secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements and (B) taking actions reasonably necessary to ensure that no Trade Secret falls into the public domain;

(xii)          it shall use proper statutory notice in connection with its use of any of the Intellectual Property; and

(xiii)         it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at the Administrative Agent’s reasonable direction, shall take) such action as such Grantor or the Administrative Agent may deem reasonably necessary to enforce collection of such amounts. Notwithstanding the foregoing, the Administrative Agent shall have the right at any time following the occurrence and during the continuance of an Event of Default, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

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4.8           Commercial Tort Claims

(a)            Representations and Warranties. As of the date hereof, each Grantor hereby represents and warrants that Schedule 4.8 sets forth all Commercial Tort Claims of each Grantor in a stated amount greater than $250,000; and

(b)           Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim in a stated amount greater than $250,000 hereafter arising it shall deliver to the Administrative Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

Section 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

5.1           [Reserved].

5.2           Further Assurances.

(a)            Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)            file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii)          subject to Section 5.2(c), take all actions necessary to ensure the recordation of appropriate evidence of the Liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing; and

(iii)          at the Administrative Agent’s reasonable written request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Administrative Agent’s security interest in all or any part of the Collateral.

(b)            Subject to Section 5.2(c), Each Grantor hereby authorizes the Administrative Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as are necessary or, in the Administrative Agent’s reasonable discretion, advisable to perfect the security interest granted to the Administrative Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Administrative Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” Each Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request in writing, all in reasonable detail.

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(c)            Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, unless requested by the Administrative Agent in its reasonable discretion, none of the Grantors or any of their Subsidiaries shall be required, nor shall the Administrative Agent or any Lender be authorized, to take any action with respect to any assets or property of any Grantor located outside of the United States.

5.3           Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Counterpart Agreement. Upon delivery of any such counterpart agreement to the Administrative Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder. For the avoidance of doubt, unless requested by the Administrative Agent in its sole discretion, no Foreign Subsidiary of Borrower shall be a Grantor or otherwise be required to pledge its assets.

Section 6. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT.

6.1           Power of Attorney. Each Grantor hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Administrative Agent or otherwise, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation, the following:

(a)            upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Administrative Agent pursuant to the Financing Agreement;

(b)            upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)             upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)            upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral;

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(e)            to prepare and file any UCC financing statements against such Grantor as debtor;

(f)            to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g)            to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its reasonable discretion, any such payments made by the Administrative Agent to become obligations of such Grantor to the Administrative Agent, due and payable immediately without demand; and

(h)           upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Administrative Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

6.2           No Duty on the Part of Administrative Agent or Secured Parties. The powers conferred on the Administrative Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own (or any of their respective Affiliate’s) gross negligence or willful misconduct.

Section 7. REMEDIES.

7.1           Generally. If any Event of Default shall have occurred and be continuing the Administrative Agent shall have the following rights and remedies:

(a)            The Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Administrative Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)             require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties;

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(ii)           enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii)          prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Administrative Agent deems appropriate; and

(iv)          without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable.

(b)           The Administrative Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Administrative Agent, as Administrative Agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Administrative Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Administrative Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent, that the Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Administrative Agent hereunder.

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(c)           The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. The Administrative Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)            The Administrative Agent shall have no obligation to marshal any of the Collateral.

(e)            The Administrative Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Administrative Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Administrative Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in the Administrative Agent’s Account maintained under the sole dominion and control of the Administrative Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Administrative Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon

(f)            The Administrative Agent may exercise control over any Investment Accounts, whether or not such Investment Accounts are created before or after the Closing Date. The Administrative Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Administrative Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

(g)            With respect to any Deposit Account (other than an Excluded Account), the Administrative Agent may give instructions and directions to such bank or depositary institution to wire all amounts on deposit in such Deposit Account each Business Day to the Administrative Agent’s Account. All amounts received or deposited into the Administrative Agent’s Account after the occurrence of an Event of Default shall be applied to the payment of the outstanding Obligations in accordance with the Financing Agreement.

7.2           Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Administrative Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Administrative Agent against the Secured Obligations as set forth in Section 2.11(a) of the Financing Agreement.

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7.3           Sales on Credit. If Administrative Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Administrative Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Administrative Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

7.4           Deposit Accounts.

If any Event of Default shall have occurred and be continuing, the Administrative Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Administrative Agent.

7.5           Investment Related Property.

Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Administrative Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Administrative Agent in exempt transactions under the Securities Act and the rules and regulations of the Capital Stock and Exchange Commission thereunder, as the same are from time to time in effect.

7.6           Intellectual Property.

(a)            Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

(i)            the Administrative Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Administrative Agent or otherwise, in the Administrative Agent’s sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all documents required by the Administrative Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Administrative Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Administrative Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

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(ii)           upon written demand from the Administrative Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Administrative Agent or such Administrative Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Administrative Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii)          each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Administrative Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

(iv)          within five (5) Business Days after written notice from the Administrative Agent, each Grantor shall make reasonable efforts to make available to the Administrative Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Administrative Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Licenses, such persons to be available to perform their prior functions on the Administrative Agent’s behalf and to be compensated by the Administrative Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v)           the Administrative Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Administrative Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1)	all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

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(2)	Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)           If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Administrative Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Administrative Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Administrative Agent as aforesaid, subject to any disposition thereof that may have been made by the Administrative Agent; provided that after giving effect to such reassignment, the Administrative Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Administrative Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Administrative Agent and the Secured Parties.

(c)            Solely for the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 7 and at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

7.7           Cash Proceeds. In addition to the rights of the Administrative Agent specified in Section 4.3 with respect to payments of Receivables, upon the occurrence and during the continuance of any Event of Default, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (“Cash Proceeds”) shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor (and, in any event, within two (2) Business Days of receipt thereof), be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required) and deposited into the Administrative Agent’s Account; and any such Cash Proceeds received by the Administrative Agent (whether from a Grantor or otherwise) shall be applied by the Administrative Agent against the Secured Obligations in accordance with Section 2.11(a) of the Financing Agreement. Subject to Section 4.3, any Cash Proceeds received by the Administrative Agent (whether from a Grantor or otherwise): (i) at any time that no Event of Default shall have occurred and be continuing, shall be returned to the Grantor and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Administrative Agent, (A) be held by the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Administrative Agent against the Secured Obligations then due and owing.

Section 8. [RESERVED].

32

Section 9. CONTINUING SECURITY INTEREST; TRANSFER OF TERM LOANS.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than any such contingent obligations or liabilities hereunder or under the Financing Agreement that by the express terms thereof survive such payment in full of all Secured Obligations) and be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and its successors, permitted transferees and permitted assigns. Without limiting the generality of the foregoing, but subject to the terms and conditions of the Financing Agreement, any Lender may assign or otherwise transfer the Term Loan held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than any such contingent obligations or liabilities hereunder or under the Financing Agreement that by the express terms thereof survive such payment in full of all Secured Obligations), the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Administrative Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents, agreements and instruments as Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Financing Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor (or such other applicable Person) with no further action on the part of any Person. The Administrative Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents, agreements and instruments as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Administrative Agent, including financing statement amendments to evidence such release.

Section 10. STANDARD OF CARE.

The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.

33

Section 11. MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Financing Agreement. No failure or delay on the part of the Administrative Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Administrative Agent and Grantors and their respective successors and permitted assigns. No Grantor shall, without the prior written consent of the Administrative Agent given in accordance with the Financing Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Loan Documents embody the entire agreement and understanding between Grantors and the Administrative Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

SECTIONS 10.5 (AMENDMENTS AND WAIVERS), 10.14 (APPLICABLE LAW), 10.15 (CONSENT TO JURISDICTION) and 10.16 (WAIVER OF JURY TRIAL) OF THE FINANCING AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

34

IN WITNESS WHEREOF, each Grantor and the Administrative Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTRORS:

THERAPEUTICSMD, INC.

By:	/s/ Daniel Cartwright
Name: Daniel Cartwright
Title: Chief Financial Officer and Treasurer

VITAMEDMD, LLC

By:	/s/ Daniel Cartwright
Name: Daniel Cartwright
Title: Chief Financial Officer and Treasurer

BOCAGREENMD, INC.

By:	/s/ Daniel Cartwright
Name: Daniel Cartwright
Title: Chief Financial Officer and Treasurer

VITACARE PRESCRIPTION SERVICES, INC.

By:	/s/ Daniel Cartwright
Name: Daniel Cartwright
Title: Chief Financial Officer and Assistant Treasurer

[Signature Page to Pledge and Security Agreement]

TPG SPECIALTY LENDING, INC.
as the Administrative Agent

By:	/s/ Joshua Easterly
Name: Joshua Easterly
Title: CEO

[Signature Page to Pledge and Security Agreement]

SCHEDULE 4.1
TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business	Organization I.D.#
TherapeuticsMD, Inc.	Corporation	Nevada	6800 Broken Sound Parkway NW, Suite 300, Boca Raton, Palm Beach County, FL 33487	20101548400
VitaMedMD LLC	Limited Liability Company	Delaware	See above.	4546519
BocaGreenMD, Inc.	Corporation	Nevada	See above.	NV20121021440
VitaCare Prescription Services, Inc.	Corporation	Florida	See above.	P15000042489

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name
None.

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change
None.

(D)	[Reserved]

(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction(s)
TherapeuticsMD, Inc.	Nevada, UCC #2018015124-8
VitaMedMD LLC	Delaware, UCC #20183582687
BocaGreenMD, Inc.	Nevada, UCC #2018015125-0
VitaCare Prescription Services, Inc.	Florida, UCC #201805366147

SCHEDULE 4.1 - 1

SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT

INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	% of Outstanding Stock of the Stock Issuer
TherapeuticsMD, Inc.	BocaGreenMD, Inc.	Common	Yes	No. 1	$0.001	1,000	100%
TherapeuticsMD, Inc.	VitaCare Prescription Services, Inc.	Common	Yes	No. 1	$0.01	1,000	100%

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of the Limited Liability Company
TherapeuticsMD, Inc.	VitaMedMD LLC	No	N/A	N/A	100%

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of the Partnership
None.

Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Trust Interests of the Trust
None.

SCHEDULE 4.4 - 1

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date
None.

Securities Account:

Grantor	Name of Securities Intermediary	Account Number	Account Name
[***]	[***]	[***]	[***]

Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name
None.

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition
None.

(C)

Name of Grantor	Name of Issuer of Pledged LLC Interest/Pledged Partnership Interest
None.

SCHEDULE 4.4 - 2

SCHEDULE 4.5
TO PLEDGE AND SECURITY AGREEMENT

MATERIAL CONTRACTS

Name of Grantor	Description of Material Contract
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

SCHEDULE 4.5 - 1

SCHEDULE 4.6
TO PLEDGE AND SECURITY AGREEMENT

DESCRIPTION OF LETTERS OF CREDIT

Name of Grantor	Description of Letters of Credit
None.

SCHEDULE 4.6 - 1

SCHEDULE 4.7
TO PLEDGE AND SECURITY AGREEMENT

INTELLECTUAL PROPERTY - EXCEPTIONS12

(A)	Copyrights

None.

(B)	Copyright Licenses

None.

(C)	Patents

Issued Patents:

	Patent Number	Title	Filing Date (mm/dd/yy)	Issue Date (mm/dd/yy)	Country
1.	8,577,716	System and Method of Ongoing Evaluation Reporting and Analysis	09/17/09	11/05/13	US
2.	8,633,178	Natural Combination Hormone Replacement Formulations and Therapies	11/21/12	01/21/14	US
3.	8,846,648	Natural Combination Hormone Replacement Formulations and Therapies	12/06/13	09/30/14	US
4.	8,846,649	Natural Combination Hormone Replacement Formulations and Therapies	12/06/13	09/30/14	US
5.	8,933,059	Natural Combination Hormone Replacement Formulations and Therapies	12/06/13	01/13/15	US
6.	8,987,237	Natural Combination Hormone Replacement Formulations and Therapies	12/06/13	03/24/15	US
7.	8,987,238	Natural Combination Hormone Replacement Formulations and Therapies	12/06/13	03/24/15	US
8.	8,993,548	Natural Combination Hormone Replacement Formulations and Therapies	09/03/14	03/31/15	US
9.	8,993,549	Natural Combination Hormone Replacement Formulations and Therapies	09/03/14	03/31/15	US
10.	9,006,222	Natural Combination Hormone Replacement Formulations and Therapies	12/06/13	04/14/15	US

1 Borrower is the holder of all intellectual property unless otherwise indicated.

2 Key: pink - Imvexxy, purple - Bijuva, blue – Annovera.

SCHEDULE 4.7 - 1

	Patent Number	Title	Filing Date (mm/dd/yy)	Issue Date (mm/dd/yy)	Country
11.	9,012,434	Natural Combination Hormone Replacement Formulations and Therapies	12/06/13	04/21/15	US
12.	9,114,145	Natural Combination Hormone Replacement Formulations and Therapies	09/03/14	08/25/15	US
13.	9,114,146	Natural Combination Hormone Replacement Formulations and Therapies	09/03/14	08/25/15	US
14.	9,180,091	Soluble Estradiol Capsule for Vaginal Insertion	12/20/13	10/10/15	US
15.	9,248,136	Transdermal Hormone Replacement Therapies	12/12/13	02/02/16	US
16.	9,289,382	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	02/17/15	03/22/16	US
17.	9,296,780*	Process for Alkynylating 16-Substituted-17-Keto Steroids	12/19/12	03/29/16	US
18.	9,301,920	Natural Combination Hormone Replacement Formulations and Therapies	03/15/13	04/05/16	US
19.	D801,518	Pharmaceutical Capsule	06/22/15	10/31/17	US
20.	9,931,349	Steroid Hormone Pharmaceutical Composition	03/30/17	04/03/18	US
21.	10,052,386	Progesterone Formulations	12/11/13	08/21/18	US
22.	10,098,894	Transdermal Cream	07/29/15	10/16/18	US
23.	10,206,932	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	02/19/19	US
24.	10,258,630	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	02/09/18	04/17/19	US
25.	89459	Pharmaceutical Capsule	12/22/15	02/17/16	AR
26.	366507	Pharmaceutical Capsule	12/21/15	01/12/16	AU
27.	2012340589	Natural Combination Hormone Replacement Formulations and Therapies	11/21/12	08/25/16	AU
28.	2013211876	Transdermal Hormone Replacement Therapies	01/25/13	05/25/17	AU
29.	2013277236	Natural Combination Hormone Replacement Formulations and Therapies	06/18/13	08/03/17	AU

* Licensed patent or patent application.

SCHEDULE 4.7 - 2

	Patent Number	Title	Filing Date (mm/dd/yy)	Issue Date (mm/dd/yy)	Country
30.	2013277234	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	08/10/17	AU
31.	MX 358440 B	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	08/03/18	MX
32.	166,044	Pharmaceutical Capsule	12/17/15	08/16/16	CA
33.	002916247-0001	Pharmaceutical Capsule	12/18/15	08/10/16	EP
34.	302015005859-5	Pharmaceutical Capsule	12/21/15	01/30/18	BR
35.	6285866	Natural Combination Hormone Replacement Formulations and Therapies	11/21/12	02/09/18	JP
36.	6298460	Progesterone Formulations	06/18/13	03/02/18	JP
37.	MX 50237 B	Pharmaceutical Capsule	12/18/15	07/19/17	MX
38.	30-2015-0065043	Pharmaceutical Capsule	12/18/15	03/06/17	KR
39.	101179	Pharmaceutical Capsule	12/21/15	01/10/17	RU
40.	A2015/01935	Pharmaceutical Capsule	12/21/15	05/16/17	ZA
41.	2015/00211	Natural Combination Hormone Replacement Therapies	06/18/13	07/27/16	ZA
42.	2015/00212	Progesterone Formulations	06/18/13	04/26/17	ZA
43.	6334519	Natural Combination Hormone Replacement Therapies	06/18/13	05/11/18	JP
44.	6342334	Transdermal Hormone Replacement Therapies	01/25/13	05/25/18	JP
45.	6342389	Transdermal Hormone Replacement Therapies	06/18/13	05/25/18	JP
46.	6397402	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	09/07/18	JP
47.	2013277235	Transdermal Hormone Replacement Therapies	06/18/13	08/02/18	AU
48.	2013277233	Progesterone Formulations	06/18/13	09/13/18	AU
49.	1624393	Pharmaceutical Capsule	12/21/15	01/18/19	JP
50.	2861234B	Progesterone Formulations	06/18/13	03/27/19	EP
51.	2806742B	Transdermal Hormone Replacement Therapies	01/25/13	03/27/19	EP

SCHEDULE 4.7 - 3

Pending Patent Applications:

	Application Number	Title	Application Date (mm/dd/yy)	Country
1.	16/104,101	Natural Combination Hormone Replacement Formulations and Therapies	08/16/18	US
2.	BR1120140124442	Natural Combination Hormone Replacement Formulations and Therapies	11/21/12	BR
3.	2,856,520	Natural Combination Hormone Replacement Formulations and Therapies	11/21/12	CA
4.	12850845.4	Natural Combination Hormone Replacement Formulations and Therapies	11/21/12	EP
5.	2017-173842	Natural Combination Hormone Replacement Formulations and Therapies	11/21/12	JP
6.	MX/a/2014/006256	Natural Combination Hormone Replacement Formulations and Therapies	11/21/12	MX
7.	15/090,493	Natural Combination Hormone Replacement Formulations and Therapies	04/04/16	US
8.	20140101244	Natural Combination Hormone Replacement Formulations and Therapies	03/17/14	AR
9.	2017206262	Natural Combination Hormone Replacement Formulations and Therapies	07/20/17	AU
10.	BR1120140319103	Natural Combination Hormone Replacement Formulations and Therapies	06/18/13	BR
11.	2,876,977	Natural Combination Hormone Replacement Formulations and Therapies	06/18/13	CA
12.	13806855.6	Natural Combination Hormone Replacement Formulations and Therapies	06/18/13	EP
13.	236358	Natural Combination Hormone Replacement Formulations and Therapies	06/18/13	IL
14.	2017-176379	Natural Combination Hormone Replacement Formulations and Therapies	06/18/13	JP
15.	10-2015-7001189	Natural Combination Hormone Replacement Formulations and Therapies	06/18/13	KR
16.	MX/a/2014/015898	Natural Combination Hormone Replacement Formulations and Therapies	06/18/13	MX
17.	2015100533	Natural Combination Hormone Replacement Formulations and Therapies	06/18/13	RU

SCHEDULE 4.7 - 4

	Application Number	Title	Application Date (mm/dd/yy)	Country
18.	15/999,040	Natural Combination Hormone Replacement Formulations and Therapies	08/16/18	US
19.	14/512,046	Natural Combination Hormone Replacement Formulations and Therapies	10/10/14	US
20.	20150101608	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	AR
21.	2015264003	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	AU
22.	BR112016 027359 1	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	BR
23.	2,947,767	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	CA
24.	15727528.0	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	EP
25.	248985	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	IL
26.	2016-565647	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	JP
27.	10-2016-7032773	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	KR
28.	MX/a/2016/014281	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	MX
29.	2016143081	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	RU
30.	2016/07541	Natural Combination Hormone Replacement Formulations and Therapies	05/22/15	ZA
31.	15/832,757	Natural Combination Hormone Replacement Formulations and Therapies	12/05/17	US
32.	PCT/US2017/064788	Natural Combination Hormone Replacement Formulations and Therapies	12/05/17	PCT
33.	15/832,750	Natural Combination Hormone Replacement Formulations and Therapies	12/05/17	US
34.	16/244,020	Natural Combination Hormone Replacement Formulations and Therapies	01/09/19	US
35.	16/355,532	Natural Combination Hormone Replacement Formulations and Therapies	03/15/19	US

SCHEDULE 4.7 - 5

	Application Number	Title	Application Date (mm/dd/yy)	Country
36.	62/822,609	Natural Combination Hormone Replacement Formulations and Therapies	03/22/19	US
37.	14/649,818	Soluble Estradiol Capsule for Vaginal Insertion	12/17/15	US
38.	2017208300	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	AU
39.	BR1120140319146	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	BR
40.	2,876,968	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	CA
41.	13807188.1	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	EP
42.	236359	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	IL
43.	10-2015-7001193	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	KR
44.	MX/A/2018/009466	Soluble Estradiol Capsule for Vaginal Insertion	08/02/18	MX
45.	2015100531	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	RU
46.	2014/09278	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	ZA
47.	2018-162966	Soluble Estradiol Capsule for Vaginal Insertion	06/18/13	JP
48.	14/521,230	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	US
49.	20140103975	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	AR
50.	2014349132	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	AU
51.	BR1120160090080	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	BR
52.	2,926,342	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	CA
53.	14862905.8	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	EP
54.	245139	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	IL
55.	2016-516086	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	JP
56.	10-2016-7010901	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	KR
57.	MX/A/2016/005092	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	MX

SCHEDULE 4.7 - 6

	Application Number	Title	Application Date (mm/dd/yy)	Country
58.	2016118396	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	RU
59.	2016/01933	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	ZA
60.	14/521,002	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	10/22/14	US
61.	15/372,385	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	US
62.	PCT/US2016/065466	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	PCT
63.	20160103768	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	AR
64.	2016366200	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	AU
65.	BR1120180114839	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	BR
66.	3,007,636	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	CA
67.	16873806.0	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	EP
68.	19122548.1	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	04/17/19	HK
69.	259884	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	IL
70.	2018-529574	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	JP
71.	10-2018-7019331	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	KR
72.	MX/A/2018/006882	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	MX
73.	743229	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	NZ
74.	2018121094	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	RU
75.	2018/03804	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	12/07/16	ZA

SCHEDULE 4.7 - 7

	Application Number	Title	Application Date (mm/dd/yy)	Country
76.	62/680,715	Vaginal Inserted Estradiol Pharmaceutical Formulations and Methods	06/06/18	US
77.	15/893,542**[4]	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	02/09/18	US
78.	15/893,550**	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	02/09/18	US
79.	15/975,733	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	05/09/18	US
80.	15/975,723	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	05/09/18	US
81.	15/781,840	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	06/06/18	US
82.	16/004,338	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	06/08/18	US
83.	PCT/US2018/36790	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	06/08/18	PCT
84.	16/006,721	Vaginal Inserted Estradiol Pharmaceutical Compositions and Methods	06/12/18	US
85.	16/037,452	Progesterone Formulations	07/17/18	US
86.	2018222947	Progesterone Formulations	06/18/13	AU
87.	BR1120140318379	Progesterone Formulations	06/18/13	BR
88.	2,876,964	Progesterone Formulations	06/18/13	CA
89.	MX/a/2014/015900	Progesterone Formulations	06/18/13	MX
90.	MX/a/2018/009467	Progesterone Formulations	08/02/18	MX
91.	15/454,898	Progesterone Formulations Having a Desirable PK Profile	03/09/17	US
92.	20150100920	Progesterone Compositions	03/27/15	AR
93.	2015237243	Progesterone Formulations	03/27/15	AU
94.	BR1120160225708	Progesterone Formulations	03/27/15	BR
95.	2,942,568	Progesterone Formulations	03/27/15	CA

** Application contains allowable subject matter and a patent will issue in due course.

SCHEDULE 4.7 - 8

	Application Number	Title	Application Date (mm/dd/yy)	Country
96.	15768772.4	Progesterone Formulations	03/27/15	EP
97.	247828	Progesterone Formulations	03/27/15	IL
98.	2016-557059	Progesterone Formulations	03/24/15	JP
99.	10-2016-7029519	Progesterone Formulations	03/27/15	KR
100.	MX/A/2016/011706	Progesterone Formulations	03/27/15	MX
101.	2016136666	Progesterone Formulations	03/27/15	RU
102.	2016/06309	Progesterone Formulations	03/27/15	ZA
103.	16/273,955	Progesterone Formulations Having a Desirable PK Profile	02/12/19	US
104.	16/125,201	Transdermal Cream	09/07/18	US
105.	P20150102431	Transdermal Cream	07/29/15	AR
106.	2015296609	Transdermal Cream	07/29/15	AU
107.	BR112016 029338 0	Transdermal Cream	07/29/15	BR
108.	2,951,284	Transdermal Cream	07/29/15	CA
109.	15827543.8	Transdermal Cream	07/29/15	EP
110.	248984	Transdermal Cream	07/29/15	IL
111.	2016-571728	Transdermal Cream	07/29/15	JP
112.	10-2017-7002451	Transdermal Cream	07/29/15	KR
113.	MX/a/2016/013693	Transdermal Cream	07/29/15	MX
114.	2016141135	Transdermal Cream	07/29/15	RU
115.	2016/07317	Transdermal Cream	07/29/15	ZA
116.	15/420,019	Transdermal Cream	01/30/17	US
117.	[***]	[***]	[***]	[***]
118.	[***]	[***]	[***]	[***]
119.	[***]	[***]	[***]	[***]
120.	15/217,301	Formulations for Solubilizing Hormones	07/22/16	US
121.	BR112014 018439 9	Transdermal Hormone Replacement Therapies	01/25/13	BR

SCHEDULE 4.7 - 9

	Application Number	Title	Application Date (mm/dd/yy)	Country
122.	2,861,346	Transdermal Hormone Replacement Therapies	01/25/13	CA
123.	MX/A/2014/009093	Transdermal Hormone Replacement Therapies	01/25/13	MX
124.	13/843,362	Transdermal Hormone Replacement Therapies	03/15/13	US
125.	1120140318247	Transdermal Hormone Replacement Therapies	06/18/13	BR
126.	2,876,947	Transdermal Hormone Replacement Therapies	06/18/13	CA
127.	13807463.8	Transdermal Hormone Replacement Therapies	06/18/13	EP
128.	MX/A/2014/015897	Transdermal Hormone Replacement Therapies	06/18/13	MX
129.	2015/00210	Transdermal Hormone Replacement Therapies	06/18/13	ZA
130.	15/475,052	Steroid Hormone Pharmaceutical Composition	03/30/17	US
131.	PCT/US2017/025211	Steroid Hormone Pharmaceutical Composition	03/30/17	PCT
132.	20170100832	Steroid Hormone Pharmaceutical Composition	04/03/17	AR
133.	2017239679	Steroid Hormone Pharmaceutical Composition	03/30/17	AU
134.	BR1120180698776	Steroid Hormone Pharmaceutical Composition	03/30/17	BR
135.	3,019,375	Steroid Hormone Pharmaceutical Composition	03/30/17	CA
136.	17776724.1	Steroid Hormone Pharmaceutical Composition	03/30/17	EP
137.	261924	Steroid Hormone Pharmaceutical Composition	03/30/17	IL
138.	2018-550593	Steroid Hormone Pharmaceutical Composition	03/30/17	JP
139.	10-2018-7031666	Steroid Hormone Pharmaceutical Composition	03/30/17	KR
140.	MX/A/2018/011706	Steroid Hormone Pharmaceutical Composition	03/30/17	MX
141.	746686	Steroid Hormone Pharmaceutical Composition	03/30/17	NZ
142.	2018133921	Steroid Hormone Pharmaceutical Composition	03/30/17	RU
143.	2018/06413	Steroid Hormone Pharmaceutical Composition	03/30/17	ZA
144.	15/475,068	Steroid Hormone Pharmaceutical Composition in Medium Chain Oils	03/30/17	US
145.	20170100831	Steroid Hormone Compositions in Medium Chain Oils	04/03/17	AR
146.	PCT/US2017/025220	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	PCT

SCHEDULE 4.7 - 10

	Application Number	Title	Application Date (mm/dd/yy)	Country
147.	15/473,742	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	US
148.	16/359,839	Steroid Hormone Compositions in Medium Chain Oils	03/20/19	US
149.	PCT/US2017/024955	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	PCT
150.	15/901,467	Steroid Hormone Compositions in Medium Chain Oils	02/21/18	US
151.	20170100830	Steroid Hormone Compositions in Medium Chain Oils	04/03/17	AR
152.	2017239645	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	AU
153.	BR1120180701998	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	BR
154.	3,020,153	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	CA
155.	17776645.8	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	EP
156.	261930	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	IL
157.	2018-550564	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	JP
158.	10-2018-7031878	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	KR
159.	MX/A/2018/011705	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	MX
160.	746682	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	NZ
161.	2018133932	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	RU
162.	2018/06414	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	ZA
163.	PCT/US2017/024994	Steroid Hormone Compositions in Medium Chain Oils	03/30/17	PCT
164.	20170100829	Steroid Hormone Compositions in Medium Chain Oils	04/03/17	AR

SCHEDULE 4.7 - 11

	Application Number	Title	Application Date (mm/dd/yy)	Country
165.	[***]	[***]	[***]	[***]
166.	[***]	[***]	[***]	[***]
167.	[***]	[***]	[***]	[***]
168.	[***]	[***]	[***]	[***]
169.	[***]*	[***]	[***]	[***]

(D)	Patent Licenses

1. Borrower has licensed certain Product Patents and is obligated to pay royalties and other payments pursuant to that certain License Agreement, dated July 30, 2018, between Borrower and The Population Council, Inc.

2. Borrower has licensed certain Product Patents pursuant to that certain License and Supply Agreement, dated July 30, 2018, as amended, between Borrower and Knight Pharmaceuticals, Inc.

(E)	Trademarks

Registered Trademarks:

	Registration Number	Trademark or Design	Registration Date (mm/dd/yy)	Country
1.	4430100	BOCAGREENMD	11/05/13	US
2.	4568945	BOCAGREENMD	07/15/14	US
3.	4607073	FEPLUS	09/16/14	US
4.	4581759	FOLMAX	08/05/14	US
5.	4271087		01/08/13	US
6.	5602058	IMVEXXY	11/06/18	US
7.	4444914	PRENA1	12/03/13	US
8.	4314431	REDICHEW	04/02/13	US
9.	4580454	THERAPEUTICSMD	08/05/14	US
10.	013048871	THERAPEUTICSMD	11/26/14	EU
11.	5714724	THERAPEUTICSMD	10/31/14	JP
12.	4580455	VITAMEDMD	08/05/14	US
13.	3842265	VITAMEDMD	10/31/10	US
14.	4271086		01/08/13	US
15.	5028550	VITATRUE	08/23/16	US

SCHEDULE 4.7 - 12

Pending Trademark Applications or Pending Designs:

	Serial Number	Pending Trademark or Design	Filing Date (mm/dd/yy)	Country
1.	88229031		12/13/18	US
2.	87744084	BIJUVA	10/10/14	US
3.	87916151	DUENTICA	05/10/18	US
4.	87327866	FLIRTAYIS	02/07/17	US
5.	87941900		05/30/18	US
6.	87941908		05/30/18	US
7.	88125885		09/20/18	US
8.	88125894		09/20/18	US

SCHEDULE 4.7 - 13

	Serial Number	Pending Trademark or Design	Filing Date (mm/dd/yy)	Country
9.	87916153	OVANATA	05/10/18	US
10.	87498387	SYMBODA	06/20/17	US
11.	87916147	SYMEPTO	05/10/18	US
12.	87916140	VIEPA	05/10/18	US
13.	87916139	XUBIVVA	05/10/18	US
14.	87916136	YUTHENA	05/10/18	US
15.	88125949	YUVVEXY	09/20/18	US
16.	87126380		08/03/16	US
17.	87126398		08/03/16	US
18.	1947704	BIJUVA	02/22/19	CA
19.	1947721	JOYESTA	02/22/19	CA

SCHEDULE 4.7 - 14

SERVICE MARKS

Registered Service Marks or Designs:

	Registration Number	Service Mark or Design	Registration Date (mm/dd/yy)	Country
1.	5051435	VITAMOM	09/27/16	US

Pending Service Mark Applications or Designs:

	Serial Number	Pending Service Mark or Design	Filing Date (mm/dd/yy)	Country
1.	87340782	BIO-IGNITE	02/17/17	US
2.	87398429	FOREVHER	04/04/17	US
3.	88346838	MENOCHOICE***	03/19/19	US

(F)	Trademark Licenses

Borrower has licensed certain trademarks under a June 13, 2014 Trademark License Agreement with Lang Pharma Nutrition, Inc.

(G)	Trade Secret Licenses

None.

(H)	Intellectual Property Exceptions

None.

*** Also in International Class 09.

SCHEDULE 4.7 - 15

SCHEDULE 4.8
TO PLEDGE AND SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

Name of Grantor	Commercial Tort Claims

None.

SCHEDULE 4.8 - 1

EXHIBIT A
TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated as of ________, 20__, is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF ORGANIZATION] [entity type] (a “Additional Grantor”) pursuant to the Pledge and Security Agreement, dated as of April 24, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors party thereto from time to time, and TPG Specialty Lending, Inc., as the Administrative Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Additional Grantor acknowledges and agrees that such Additional Grantor shall be a “Grantor” for all purposes under the Security Agreement and to be bound by the terms thereof, and hereby confirms the grant to the Administrative Agent set forth in the Security Agreement of, and does hereby grant to the Administrative Agent, a security interest in all of Additional Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations. Additional Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

IN WITNESS WHEREOF, Additional Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title

EXHIBIT A - 1

EXHIBIT B
TO PLEDGE AND SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of ________, 20__, is entered into by and among ______________, a ___________ (the “Grantor”) and TPG Specialty Lending, Inc. (the “Assignee”), as Administrative Agent pursuant to (i) that certain Pledge and Security Agreement, dated as of April 24, 2019, among the Assignee, the Grantor and the other Grantors party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), and (ii) that certain Financing Agreement, dated as of April 24, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), between, among others, certain of the Grantor’s affiliates, the Assignee, and certain Lenders party thereto.

Capitalized terms not otherwise defined herein have the respective meanings ascribed to them in the Security Agreement or the Financing Agreement, as applicable.

WHEREAS, pursuant to the Security Agreement, the Grantor has granted in favor of the Assignee a security interest in certain Collateral, including the federally registered Trademarks set forth on Schedule A hereto as of the date hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor and the Assignee hereby agree as follows:

1.            Grant of Security Interest

(a)       Subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by the Grantor to the Assignee pursuant to the Security Agreement, the Grantor hereby grants to the Assignee a security interest in all of the Grantor’s right, title and interest in, to and under the Trademarks, whether now owned or existing or at any time hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Grantor’s Secured Obligations. For the purposes of this Agreement, “Trademarks” means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, Internet domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, in the United States Patent and Trademark Office or in any similar office or agency of the United States, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to on Schedule A hereto, and (ii) the right to obtain all renewals thereof, provided that no United States intent-to-use trademark or service mark application shall be included in the Trademarks to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark application under Federal law.

(b)       Schedule A hereto contains a true and accurate list of all of the Grantor’s federally registered United States registrations and applications for registration for the Trademarks (excluding Internet domain names) existing as of the date hereof.

EXHIBIT B - 1

(c)       The security interest granted hereby is granted concurrently and in conjunction with the security interest granted to the Assignee under the Security Agreement. In the event that any of the provisions of this Agreement are in conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

2.            Modifications

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Financing Agreement. In connection with the foregoing, the Grantor authorizes the Assignee, upon notice to the Grantor, to modify this Agreement without obtaining the Grantor’s signature to such modification, to the extent that such modification constitutes an amendment of Schedule A hereto, to add any right, title or interest in any Trademarks owned or subsequently acquired by the Grantor or to delete any reference to any right, title or interest in any Trademarks in which the Grantor no longer has or claims any right, title or interest. The Grantor additionally agrees to execute any additional agreement or amendment hereto as may be reasonably required by the Assignee from time to time, to subject any such owned or subsequently acquired right, title or interest in any Trademark to the security interests and perfection created or contemplated hereby or by the Security Agreement.

3.            Applicable Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.            Counterparts

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

ASSIGNEE:

TPG SPECIALTY LENDING, INC.

By:
Name:
Title:

Address of Assignee:

33

GRANTOR:

By:
Name:
Title:

Address of Grantor:

33

SCHEDULE A
TO TRADEMARK SECURITY AGREEMENT

Schedule A to TRADEMARK SECURITY AGREEMENT

U.S. Registered Trademarks

Grantor	Trademark Name	Application Number	Filing Date	Status	Registration Number	Registration Date

Applications of Registration of Trademarks

Exhibit B - A - 1

EXHIBIT C
TO PLEDGE AND SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of ________, 20__, is entered into by and among ______________, a ___________ (the “Grantor”) and TPG Specialty Lending, Inc. (the “Assignee”), as Administrative Agent pursuant to (i) that certain Pledge and Security Agreement, dated as of April 24, 2019, among the Assignee, the Grantor and the other Grantors party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), and (ii) that certain Financing Agreement, dated as of April 24, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), between, among others, certain of the Grantor’s affiliates, the Assignee, and certain Lenders party thereto.

Capitalized terms not otherwise defined herein have the respective meanings ascribed to them in the Security Agreement or the Financing Agreement, as applicable.

WHEREAS, pursuant to the Security Agreement, the Grantor has granted in favor of the Assignee a security interest in certain Collateral, including the Copyrights and the applications and registrations set forth on Schedule A hereto as of the date hereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor and the Assignee hereby agree as follows:

1.            Grant of Security Interest

(a)       Subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by the Grantor to the Assignee pursuant to the Security Agreement, the Grantor hereby grants to the Assignee a security interest in all of the Grantor’s right, title and interest in, to and under the Copyrights, whether now owned or existing or at any time hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Grantor’s Secured Obligations. For the purposes of this Agreement, “Copyrights” means (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed on Schedule A), all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating any copyrights, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

(b)       Schedule A hereto contains a true and accurate list of all of the Grantor’s federally registered United States registrations and applications for registration for the Copyrights existing as of the date hereof.

Exhibit C - 1

(c)       The security interest granted hereby is granted concurrently and in conjunction with the security interest granted to the Assignee under the Security Agreement. In the event that any of the provisions of this Agreement are in conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

2.            Modifications

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Financing Agreement. In connection with the foregoing, the Grantor authorizes the Assignee, upon notice to the Grantor, to modify this Agreement without obtaining the Grantor’s signature to such modification, to the extent that such modification constitutes an amendment of Schedule A hereto, to add any right, title or interest in any Copyrights owned or subsequently acquired by the Grantor or to delete any reference to any right, title or interest in any Copyrights in which the Grantor no longer has or claims any right, title or interest. The Grantor additionally agrees to execute any additional agreement or amendment hereto as may be reasonably required by the Assignee from time to time, to subject any such owned or subsequently acquired right, title or interest in any Copyright to the security interests and perfection created or contemplated hereby or by the Security Agreement.

3.            Applicable Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.            Counterparts

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

ASSIGNEE:

TPG SPECIALTY LENDING, INC.

By:
Name:
Title:

Address of Assignee:

Exhibit C - 3

GRANTOR:

By:
Name:
Title:

Address of Grantor:

Exhibit C - 3

SCHEDULE A
TO COPYRIGHT SECURITY AGREEMENT

Schedule A to COPYRIGHT SECURITY AGREEMENT

U.S. Registered Copyrights

Title	Application Number	Filing Date	Status	Registration Number	Registration Date

Applications of Registration of Copyrights

Owner	Application Number	Filing Date	Status	Registration Number	Registration Date

Exhibit C-A - 1

EXHIBIT D
TO PLEDGE AND SECURITY AGREEMENT

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of ________, 20__, is entered into by and among ______________, a ___________ (the “Grantor”) and TPG Specialty Lending, Inc. (the “Assignee”), as Administrative Agent pursuant to (i) that certain Pledge and Security Agreement, dated as of April 24, 2019, among the Assignee, the Grantor and the other Grantors party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), and (ii) that certain Financing Agreement, dated as of April 24, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), between, among others, certain of the Grantor’s affiliates, the Assignee, and certain Lenders party thereto.

Capitalized terms not otherwise defined herein have the respective meanings ascribed to them in the Security Agreement or the Financing Agreement, as applicable.

WHEREAS, pursuant to the Security Agreement, the Grantor has granted in favor of the Assignee a security interest in certain Collateral, including the federally registered Patents set forth on Schedule A hereto as of the date hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor and the Assignee hereby agree as follows:

1.            Grant of Security Interest

(a)       Subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by the Grantor to the Assignee pursuant to the Security Agreement, the Grantor hereby grants to the Assignee a security interest in all of the Grantor’s right, title and interest in, to and under the Patents, whether now owned or existing or at any time hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Grantor’s Secured Obligations. For the purposes of this Agreement, “Patents” means (i) all letters patent of the United States, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to on Schedule A hereto, (ii) all applications for letters patent of the United States, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to on Schedule A hereto, and (iii) all rights to obtain any reissues or extensions of the foregoing.

(b)       Schedule A hereto contains a true and accurate list of all of the Grantor’s federally registered United States registrations and applications for registration for the Patents existing as of the date hereof.

(c)       The security interest granted hereby is granted concurrently and in conjunction with the security interest granted to the Assignee under the Security Agreement. In the event that any of the provisions of this Agreement are in conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

Exhibit D - 1

2.            Modifications

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Financing Agreement. In connection with the foregoing, the Grantor authorizes the Assignee, upon notice to the Grantor, to modify this Agreement without obtaining the Grantor’s signature to such modification, to the extent that such modification constitutes an amendment of Schedule A hereto, to add any right, title or interest in any Patents owned or subsequently acquired by the Grantor or to delete any reference to any right, title or interest in any Patents in which the Grantor no longer has or claims any right, title or interest. The Grantor additionally agrees to execute any additional agreement or amendment hereto as may be reasonably required by the Assignee from time to time, to subject any such owned or subsequently acquired right, title or interest in any Patent to the security interests and perfection created or contemplated hereby or by the Security Agreement.

3.            Applicable Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.            Counterparts

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

ASSIGNEE:

TPG SPECIALTY LENDING, INC.

By:
Name:
Title:

Address of Assignee:

GRANTOR:

Exhibit D -1

By:
Name:
Title:

Address of Grantor:

Exhibit D -2

SCHEDULE A
TO PATENT SECURITY AGREEMENT

Schedule A to PATENT SECURITY AGREEMENT

U.S. Registered Patents

Title	Application Number	Filing Date	Status	Patent Number	Registration Date

Exhibit D-A - 1